                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ------------------

                                EXHIBIT 10.2(t)

                                  FORM 10-Q


                             CITATION CORPORATION


For the first quarter ended December 29, 1996       Commission File no. 0-24492



                                       14

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                                                                 Exhibit 10.2(t)



                         FIRST AMENDMENT TO CREDIT AGREEMENT
                                AND WAIVER AND CONSENT



    THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER AND CONSENT, dated as of October 28, 1996 (this "Amendment"), is by and among CITATION CORPORATION, a Delaware corporation ("Citation"), CITATION AUTOMOTIVE SALES CORP., a Michigan corporation, MANSFIELD FOUNDRY CORPORATION, an Ohio corporation formerly named MFC Acquisition Corporation, IROQUOIS FOUNDRY CORPORATION, a Wisconsin corporation formerly named Iroquois Acquisition Corporation, OBERDORFER INDUSTRIES CORP., a New York corporation formerly named OBI Acquisition Corp., BERLIN FOUNDRY CORPORATION, a Wisconsin corporation, PENNSYLVANIA STEEL FOUNDRY & MACHINE COMPANY, a Pennsylvania corporation, CASTWELL PRODUCTS, INC., an Illinois corporation, TEXAS STEEL CORPORATION, a Texas corporation formerly named TSC Acquisition Corporation, HTC ACQUISITION CORPORATION, an Indiana corporation, SOUTHERN ALUMINUM CASTINGS COMPANY, an Alabama corporation, BAC ACQUISITION CORPORATION, an Indiana corporation, TSC TEXAS CORPORATION, a Delaware corporation, TEXAS FOUNDRIES, LTD., a Texas limited partnership, MABRY FOUNDRY COMPANY, LTD., a Texas limited partnership, and CITATION CASTINGS, INC., an Alabama corporation (together with Citation, collectively the "Borrowers" and individually a "Borrower"), the BANKS identified on the signature pages hereof (collectively the "Banks" and individually a "Bank"), SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION, a national banking association, as collateral agent (in such capacity, the "Collateral Agent") for the Banks, and NBD BANK, a Michigan banking corporation, as administrative and syndication agent (in such capacity, the "Administrative Agent", and together with the Collateral Agent, collectively the "Agents" and individually an "Agent") for the Banks.


                                     INTRODUCTION

    The Borrowers, the Banks and the Agents are parties to that certain Credit Agreement, dated as of July 1, 1996 (the "Credit Agreement"). The parties now desire to amend the Credit Agreement on the terms and conditions herein set forth. Therefore, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:

                      ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

    Effective upon the date that the condition precedent set forth in Article 2 of this Amendment is satisfied, which date (the "Amendment Date") shall be determined by the Administrative Agent in its sole discretion, the Credit Agreement hereby is amended as follows:

    1.1 Addition of Definition of the Term "Adjusted EBITDA". The following definition of the term "Adjusted EBITDA" is added to Section 1.1 in alphabetical order:

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              "Adjusted EBITDA" for any period means EBITDA for such
         period calculated on a pro forma basis assuming that each Consolidated Entity that was acquired by Citation after the first day of such period (and that exists as a Consolidated Entity at the end of such period) was acquired on and as of the first day of such period.

    1.2 Amendment of Definition of Term "Commitment Fee Rate". The definition of the term "Commitment Fee Rate" in Section 1.1 is amended to read in full as follows:

              "Commitment Fee Rate" means the per annum rate
         (expressed as a percentage) in accordance with the following:

        ----------------------------------------------------------------
         Ratio of Funded Debt to Capitalization as
              of preceding fiscal quarter end            Commitment Fee
                                                             Rate (%)
        ----------------------------------------------------------------
            Less than or equal to 0.65 to 1.00
              but not less than 0.575 to 1.00                   .35
        ----------------------------------------------------------------
                  Less than 0.575 to 1.00                       .25
        ----------------------------------------------------------------

Such ratio shall be determined as of the end of each fiscal quarter of Citation and the Consolidated Entities. Each change in the Commitment Fee Rate shall be effective on the first day of the first complete calendar month following the end of such fiscal quarter; provided that such first day is not less than 25 calendar days after such fiscal quarter end (in order to allow time for delivery of the Margin Certificate for such fiscal quarter end); and provided further that with respect to any fiscal quarter end that corresponds to a fiscal year end of Citation and the Consolidated Entities, any change shall be retroactively effective as of such first day of such first complete calendar month following the fiscal quarter end once the Banks receive the Margin Certificate for such fiscal quarter end (required to be delivered 45 calendar days after each fiscal year end).

    1.3 Amendment of Definition of Term "Letter of Credit Fee Rate". The definition of the term "Letter of Credit Fee Rate" in Section 1.1 is amended to read in full as follows:

    "Letter of Credit Fee Rate" means the rate (expressed as a percentage) in accordance with the following:

        ----------------------------------------------------------------
         Ratio of Funded Debt to Capitalization as     Letter of Credit
              of preceding fiscal quarter end             Fee Rate (%)
        ----------------------------------------------------------------
             Less than or equal to 0.65 to 1.00
               but not less than 0.575 to 1.00                1.375
        ----------------------------------------------------------------
                   Less than 0.575 to 1.00                    1.125
        ----------------------------------------------------------------

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Such ratio shall be determined as of the end of each fiscal quarter of Citation and the Consolidated Entities. Each change in the Letter of Credit Fee Rate shall be effective on the first day of the first complete calendar month following the end of such fiscal quarter; provided that such first day is not less than 25 calendar days after such fiscal quarter end (in order to allow time for delivery of the Margin Certificate for such fiscal quarter end); and provided further that with respect to any fiscal quarter end that corresponds to a fiscal year end of Citation and the Consolidated Entities, any change shall be retroactively effective as of such first day of such first complete calendar month following the fiscal quarter end once the Banks receive the Margin Certificate for such fiscal quarter end (required to be delivered 45 calendar days after each fiscal year end).

    1.4 Amendment of Definition of Term "Margin". The definition of the term "Margin" in Section 1.1 is amended to read in full as follows:

              "Margin" means the margin (expressed as a percentage) to be used to determine the Floating Rate or the Eurodollar Rate, as the case may be, in accordance with the following:

        --------------------------------------------------------------------
        Ratio of Funded Debt to Capitalization Floating Rate Eurodollar Rate
          as of preceding fiscal quarter end     Margin (%)     Margin (%)
        --------------------------------------------------------------------
        Less than or equal to 0.65 to 1.00 but
            not less than 0.575 to 1.00              0.75          2.00
        --------------------------------------------------------------------
         Less than 0.575 to 1.00 but not less
                  than 0.475 to 1.00                 0.25          1.50
        --------------------------------------------------------------------
        Less than 0.475 to 1.00 but not less
                 than 0.375 to 1.00                  0             1.25
        --------------------------------------------------------------------
              Less than 0.375 to 1.00                0             1.00
        --------------------------------------------------------------------

    Such ratio shall be determined as of the end of each fiscal quarter of Citation and the Consolidated Entities. Each change in the Margin shall be effective on the first day of the first complete calendar month following the end of such fiscal quarter; provided that such first day is not less than 25 calendar days after such fiscal quarter end (in order to allow time for delivery of the Margin Certificate for such fiscal quarter end); and provided further that with respect to any fiscal quarter end that corresponds to a fiscal year end of Citation and the Consolidated Entities, any change shall be retroactively effective as of such first day of such first complete calendar month following the fiscal quarter end once the Banks receive the Margin Certificate for such fiscal quarter end (required to be delivered 45 calendar days after each fiscal year end). Notwithstanding anything herein to the contrary, a change in the Margin shall not affect the Eurodollar Rate with

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         respect to any Eurodollar Rate Loan the Eurodollar Interest
         Period for which commenced prior to the first day of such first complete calendar month following the relevant fiscal quarter end.

    1.5  Conforming Amendment of Definition of Term "Margin Certificate."   The
definition of the term "Margin Certificate" in Section 1.1 is amended to read in full as follows:

         "Margin Certificate" means the certificate, pursuant to
         Section 5.1(c)(6), provided to the Banks by Citation, on behalf of itself and the other Borrowers, on a quarterly basis with respect to the ratio used to calculate the Applicable Margin.

    1.6  Amendment of Definition of Term "Permitted Liens" to Allow Limited
Lien Securing Certain Existing Interstate Forging Indebtedness. The definition of the term "Permitted Liens" in Section 1.1 is amended by moving the word "and" from the end of part (H) thereof to the end of part (I) thereof, by changing the period at the end of part (I) to a semicolon, and by adding the following new part (J):

         (J) The Lien in favor of M&I Marshall & Ilsley Bank ("M&I Bank") covering Interstate Forging Industries, Inc.'s ("Interstate") 14,000 ton press line and related equipment located in the building commonly referred to by Interstate as its 14,000 ton press building in Navasota, Texas, and only such assets, to secure the Indebtedness of Interstate Forging Industries, Inc. permitted under Part (10) of
         Section 5.2(h), and only such Indebtedness.

    1.7 Amendment to Clarify that No Bank Approval of Each New Participating Subsidiary's Loan Documents is Required. Section 2.10 is amended to read in full as follows:

              2.10 Additional Required Documents for New
         Participating Subsidiaries. On or before the date on which a Subsidiary becomes a Participating Subsidiary, the Administrative Agent shall have received, with copies for each of the Banks, the following:

                   (a)  a certificate of such Subsidiary's, or
              such Subsidiary's general partner's, corporate secretary, in substantially the same form as those provided by the Initial Participating Subsidiaries and otherwise satisfactory to the Administrative Agent and certifying as to the incumbency and signatures of the officers of such Subsidiary or general partner, as the case may be, together with the following documents attached thereto:

                        (1)  A copy of resolutions of such
              Subsidiary's, or such Subsidiary's general partner's, board of directors authorizing the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents, and each other document to be delivered by such Subsidiary pursuant hereto;

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                        (2)  A copy, certified as of the most
              recent date practicable by the appropriate authority or official of the jurisdiction in which such Subsidiary's articles or certificate of incorporation or certificate of limited partnership or similar document is filed or the appropriate authority or official of the state where such Subsidiary is incorporated or with which such Subsidiary's certificate of limited partnership or similar document has been filed, as appropriate, of such Subsidiary's articles or certificate of incorporation or certificate of limited partnership or similar document; and

                        (3)    A copy of such Subsidiary's
              bylaws or partnership agreement or similar document;

                   (b)  certificates, as of the most recent
              dates practicable, of the aforesaid authorities or officials, the appropriate authority or official of each state in which such Subsidiary is qualified as a foreign corporation and the department of revenue or taxation of each of the foregoing states, as to the good standing of such Subsidiary;

                   (c)  a written opinion of legal counsel for
              such Subsidiary and addressed to the Agents and the Banks, in for-m substantially similar to, and covering such matters covered by, the opinion provided by counsel for the Initial Participating Subsidiaries in connection with the closing of this Agreement, and otherwise satisfactory to the Administrative Agent;

                   (d)  fully executed copies of all Loan
              Documents that this Agreement requires to be executed or delivered (or both) by such Subsidiary (including a duly executed Participating Subsidiary Assumption Agreement, in the case of any Subsidiary that becomes a Participating Subsidiary after the Effective Date), and fully executed Security Documents, which Security Documents shall include a security agreement, in substantially the same form as those provided by the Initial Participating Subsidiaries and otherwise acceptable to the Administrative Agent, covering all of such Subsidiary's personal property, and if requested by the Administrative Agent or any Bank, a mortgage, in form acceptable to the Administrative Agent and the Banks, covering all of such Subsidiary's real property, and an Environmental Certificate; and

                   (e)  such additional supporting documents as the

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              Administrative Agent or its counsel may reasonably request.

    1.8 Addition to Quarterly Reporting Requirements. Part 2 of paragraph (c) of Section 5.1 is amended by moving the word "and" from the end of subpart (ii) thereof to the end of subpart (iii) thereof, and by adding the following new subpart (iv):

         (iv) A Consolidated income statement for the period of four consecutive fiscal quarters of Citation ending with the end of such quarter, in each case prepared for Citation and the Consolidated Entities on a pro forma basis assuming that each Consolidated Entity that was acquired by Citation after the first day of such period (and that exists as a Consolidated Entity at the end of such period) was acquired on and as of the first day of such period.

    1.9 Conforming Amendment of Margin Certificate Requirement. Part 6 of paragraph (c) of Section 5.1 is amended to read in full as follows:

         (6) Not later than 25 calendar days after the end of each fiscal quarter of Citation and the Consolidated Entities (or 45 calendar days in the case of any such fiscal quarter end that corresponds to a fiscal year end of Citation and the Consolidated Entities), a certificate (the "Margin Certificate") executed by the chief financial officer, treasurer or chief executive officer of Citation setting forth (a) the ratio of Funded Debt to Capitalization as of the end of such quarterly accounting period and (b) the computations used in calculating said ratio; and

    1.10 Conforming Amendment of Section 5.1(q). Section 5.1(q) is amended to read in full as follows:

         (q) If a private placement of the debt or equity of Citation or any of the Consolidated Entities is entered into during the term of this Agreement and any such private placement includes a Funded Debt to Capitalization or similar covenant with respect to Citation, Citation and the other Borrowers shall grant to the Banks the same covenant with a stricter requirement by 2.5% (or amend any such existing covenant in this Agreement to the same effect). For example, if the private placement includes a covenant that Funded Debt to Capitalization shall not be more than 65%, the percentage applicable to the Banks shall be 62.5%.

    1.11 Amendment to Increase Other Indebtedness Allowance. Part (5) of paragraph (h) of Section 5.2 is amended to read in full as follows:

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                   (5)  Indebtedness not to exceed $5,000,000
              which is unsecured or secured by Permitted Liens;

    1.12 Amendment to Allow Intercompany Indebtedness and Certain Existing Interstate Forging Indebtedness. Paragraph (h) of Section 5.2 is amended by deleting the word "and" from the end of part (7) thereof, by changing the period at the end of part (8) to a semicolon, and by adding the following new parts (9) and (10):

                   (9)  Indebtedness of any Participating
              Subsidiary owing to Citation or to any other
              Participating Subsidiary; and

                   (10) The following Indebtedness of Interstate
              Forging Industries, Inc. ("Interstate") to M&I Bank, provided that no extension or renewal thereof shall be permitted: (i) term loan in the principal amount of $6,200,000, reducing by $200,000 each quarter, maturing March 31, 1999;
              (ii) line of credit in the aggregate principal amount of $189,600 supporting certain letters of credit and banker's acceptances expiring on or before December 15, 1997; and (iii) Petroleum Environmental Cleanup Fund Act line of credit in the aggregate principal amount of $150,000 expiring April 30, 1997 relating to environmental cleanup at Interstate's Milwaukee facility.

    1.13 Conforming Amendment to Paragraph (1) of Section 5.2. Paragraph (1) of Section
5.2 is amended to read in full as follows:

                   (1)  Citation will not declare or pay any
              dividends, or make any other payments or distributions on account of its capital stock, which exceed in the aggregate for all such dividends, payments and distributions in any fiscal year an amount equal to 10% of Citation's net income, determined in accordance with Generally Accepted Accounting Principles, for the immediately preceding fiscal year; provided, however, that no dividends or other such payments shall be made by Citation at any time that the ratio of Adjusted Funded Debt to Adjusted EBITDA, as determined in accordance with Section 5.3(b) as of the end of the latest fiscal quarter of Citation for which a Compliance Certificate has been delivered pursuant to Section 5.1 (c)(4), is equal to or greater than 2.0 to 1.0.

    1.14 Amendment to Increase Operating Lease Allowance.  Paragraph (m) of
Section 5.2 is amended to read in full as follows:

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                   (m)  Neither Citation nor any Consolidated
              Entity will pay, in an aggregate amount in any fiscal year (commencing with the current fiscal year), lease obligations in excess of $5,000,000. As used in this paragraph, the term "lease" means a lease that is not reflected on a Consolidated balance sheet of Citation and the Consolidated Entities and should not be so reflected under Generally Accepted Accounting Principles.

    1.15 Replacement of Funded Debt to EBITDA Ratio Covenant with Funded Debt to Adjusted EBITDA Ratio Covenant. Section 5.3(b) is amended to read in full as follows:

                   (b)  A ratio of Funded Debt to Adjusted
              EBITDA of not more than 3.25 to 1.00; such ratio to be determined as of the end of each fiscal quarter of Citation and the Consolidated Entities by dividing Funded Debt as of the end of such fiscal quarter by Adjusted EBITDA for the period of four consecutive fiscal quarters then ended.

    1.16 Addition of Funded Debt to Capitalization Ratio Covenant. Section 5.3(e) is added as follows:

                   (e)    A ratio of Funded Debt to
              Capitalization of  not greater than 0.65 to 1.00.

    1.17 Substitution of Updated Schedules to Credit Agreement. Schedules 1.1(b), 4.1(a), 4.1(b), 4.1(d), 4.1(i), 4.1(n), 4.1(u), 4.1(v) and 5.2(h)
attached to the Credit Agreement are deemed deleted and the corresponding Schedules attached to this Amendment are deemed substituted in place thereof.

                     ARTICLE 2. CONDITION PRECEDENT TO AMENDMENTS

    As a condition precedent to the effectiveness of the amendments to the Credit Agreement set forth in Article 1 of this Amendment, the Agents and the Banks shall receive, in form and substance satisfactory to the Administrative Agent, an incumbency certificate for each Borrower with specimen signatures of those officers of the Borrowers authorized to execute documents on behalf of the Borrowers in connection with this Amendment and the transactions contemplated hereby.

                      ARTICLE 3. REPRESENTATIONS AND WARRANTIES

    In order to induce the Banks and the Agents to enter into this Amendment, each of the Borrowers represents and warrants that:

    3.1 The execution, delivery and performance by each of the Borrowers of this Amendment is within its corporate or partnership, as the case may be, powers, has been duly authorized by all necessary corporate or partnership, as the case may be, action and is not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of any Borrower's charter or by-laws or certificate of limited partnership or partnership agreement, as the case may be, or of any contract or undertaking to which any Borrower is a party or by

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which any Borrower or its property is or may be bound or affected.

    3.2 This Amendment is a legal, valid and binding obligation of each of the Borrowers, enforceable against each of the Borrowers in accordance with its terms.

    3.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder or partner of any Borrower, is required on the part of any of the Borrowers in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

    3.4 After giving effect to the amendments contained in Article I of this Amendment, the representations and warranties contained in Article IV of the Credit Agreement and in the Security Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof, no Default or Event of Default exists or has occurred and is continuing on the date hereof, and no material adverse change has occurred in the financial condition of any Borrower since the Effective Date of the Credit Agreement.

                            ARTICLE 4. CONSENT AND WAIVER

    The Borrowers have advised the Banks and the Agents, and hereby represent and warrant, as follows:

         1. Citation has transferred to TSC Texas Corporation a portion of the intercompany receivables previously owed to Citation by the other Participating Subsidiaries, as discussed and for the purpose set forth in the letter dated September 24, 1996 from counsel for the Borrowers to the Administrative Agent, a copy of which is attached hereto as Exhibit A (the "Receivables Transfer").

         2. Citation desires to sell all its shares of the capital stock of Pennsylvania Steel Foundry & Machine Company ("Penn Steel") to Atchison Casting Corporation, as discussed in the letter dated October 15, 1996 from counsel for the Borrowers to the Administrative Agent, a copy of which is attached hereto as Exhibit B (the "Penn Steel Sale").

         3. Citation desires to acquire all the capital stock of Interstate Forging Industries, Inc., a Wisconsin corporation ("Interstate"), and then to transfer the assets of Interstate's Navasota, Texas facility to Interstate Southwest, Ltd., a newly formed Texas limited partnership ("Interstate Southwest"), the general partner of which will be Texas Steel Corporation, an existing Participating Subsidiary, and the limited partner of which will be ISW Texas Corporation, a newly fanned Delaware corporation wholly owned by Interstate ("ISW") and, together with Interstate and Interstate Southwest, collectively the "New Interstate Entities" and individually a "New Interstate Entity"), as discussed in the letter dated October 18, 1996 from counsel for the Borrowers to the Administrative Agent, a copy of which is attached hereto to Exhibit C, and the memorandum dated September 17, 1996 from counsel for the Borrowers to counsel for the Administrative Agent, a copy of which is attached hereto as Exhibit D (the "Interstate Transaction").

    Without the prior written consent of the Required Banks, the Receivables Transfer is prohibited under,

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

without limitation, Sections 5.2(b), (c), (d) and (i) of the Credit Agreement, the Penn Steel Sale is prohibited under, without limitation, Sections 5.2(b) and
(d) of the Credit Agreement, and the Interstate Transaction is or may be prohibited under, without limitation, Sections 5.2(b), (e), (i) and (r), and the Borrowers have requested the Banks to consent to the Receivables Transfer, the Penn Steel Sale and the Interstate Transaction (collectively the "Transactions" and individually a "Transaction"), have requested the Agents to release and discharge their security interests for the benefit of the Banks and the Agents in the assets of Penn Steel and in Penn Steel's capital stock, and have requested the Banks and the Agents to release Penn Steel from all of its indebtedness, obligations and liabilities under the Credit Agreement and the Notes. In addition, although all of Interstate's indebtedness to M&I Marshall
& Ilsley Bank ("M&I Bank"), other than theindebtedness to be permitted under new
Section 5.2(h)(10) of the Credit Agreement in accordance with Section 1.12 of this Amendment (the "Remaining Interstate Indebtedness"), is to be repaid in connection with the closing of the Interstate Transaction, it is anticipated that Citation and M&I Bank will require not more than two weeks following the closing for (i) the parties to negotiate and Citation to execute and deliver to M&I Bank a guaranty agreement covering Interstate's remaining indebtedness to M&I Bank (such guaranty is permitted under Section 5.2(g) of the Credit Agreement) and (ii) for M&I Bank and Interstate to amend the related agreements between them to incorporate or cross default to the Borrowers' covenants under the Credit Agreement as amended hereby (collectively, the "Post-Closing Matters"), and that therefor the Borrowers have requested the Banks to consent to M&I Bank's security interests in all of Interstate's assets continuing until the completion of the Post-Closing Matters or the date that is two weeks after the closing of the Interstate Transaction, whichever occurs first (the "M&I
Bank Release Deadline").

    Based upon the foregoing, each Bank hereby consents to each of the Transactions, in the case of the Receivables Transfer, waives any Event of Default that has occurred due to the Borrowers' failure to comply with Section 5.2(b), (c), (d) or (i) of the Credit Agreement in connection therewith, consents to the release and discharge by the Agents of their security interests for the benefit of the Banks and the Agents in the assets of Penn Steel and in Penn Steel's capital stock, agrees that Penn Steel shall be released from all of its indebtedness, obligations and liabilities, under the Credit Agreement and the Notes, and acknowledges and agrees that the Borrowers have satisfied the requirements of clauses (i), (ii) and (iii) of Section 5.2(r) in connection with the Interstate Transaction (and each bank hereby waives the 10-day requirement with respect thereto to the extent it was not met); provided that

    (a) on or before the date of the Penn Steel Sale, (i) Penn Steel shall have repaid all of its indebtedness to Citation and the other Participating Subsidiaries and (ii) the Borrowers shall have repaid to the Banks not less than $8,500,000, being the aggregate outstanding principal amount of all the Loans borrowed by, or the proceeds of which were otherwise used for the benefit of, Penn Steel;

    (b) the Borrowers and each of the New Interstate Entities shall have complied with all the requirements under Section 2.10 of the Credit Agreement in connection with the Interstate Transaction;

    (c) (i) at the time of the closing of the Interstate Transaction, Interstate shall have paid in full all indebtedness, obligations and liabilities of Interstate to M&I Bank other than the Remaining Interstate Indebtedness, and
(ii) on or before the M&I Bank Release Deadline, M&I Bank shall have released its security interests in all assets of Interstate other than the Lien permitted under new part (J) of the definition of the term "Permitted Liens" pursuant to
Section 1.6 of this Amendment;

    (d) the failure of either of subclauses (i) or (ii) of the foregoing clause (c) to occur shall be deemed an Event of Default; and

    (e) such consent and waiver of each Bank (i) is limited to each Transaction and the release and discharge of the Administrative Agent's security interests as herein described, (ii) shall not be deemed to be a consent to any other action in violation of such Sections of the Credit Agreement identified above or any other Section or provision of the Credit Agreement or any other Loan Docwnent, (iii) shall not be deemed a waiver of any Section or provision of the Credit Agreement or any other Loan Document, except such identified Sections as they apply to each Transaction, respectively, (iv) shall not be deemed to prejudice any other right or rights which the Agents or any of the Banks now have or may hav'e in the future under or in connection with the Credit Agreement or any of the other Loan Documents, and (v) shall not be deemed a consent to the release or discharge of any other Collateral.

                               ARTICLE 5. MISCELLANEOUS

    5.1 If the Borrowers shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by the Borrowers in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

    5.2 All references to the Credit Agreement in any Note, Security Document or other Loan Document hereafter shall be deemed references to the Credit Agreement, as amended hereby.

    5.3 The Security Documents, any and all certificates or financing statements executed pursuant to the Credit Agreement or in connection therewith and, subject to the amendments herein provided, the Credit Agreement shall in all respects continue in full force and effect.

    5.4 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

    5.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

    5.6 The Borrowers jointly and severally agree to pay the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Administrative Agent, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising the Administrative Agent as to its rights and responsibilities with respect thereto.

    5.7 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

                [The remainder of this page intentionally left blank.]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.

Borrowers:
                                      CITATION CORPORATION

                                      By:  /s/ T. Morris Hackney
                                         --------------------------------------
                                         Its: Chairman

                                      CITATION AUTOMOTIVE SALES CORP.

                                      By:  /s/ T. Morris Hackney
                                         --------------------------------------
                                         Its: Chairman

                                      MANSFIELD FOUNDRY CORPORATION

                                      By:  /s/ T. Morris Hackney
                                         --------------------------------------
                                         Its: Chairman

                                      IROQUOIS FOUNDRY CORPORATION

                                      By:  /s/ T. Morris Hackney
                                         --------------------------------------
                                         Its: Chairman

                                      OBERDORFER INDUSTRIES CORP.

                                      By:  /s/ T. Morris Hackney
                                         --------------------------------------
                                         Its: Chairman

                                      BERLIN FOUNDRY CORPORATION

                                      By:  /s/ T. Morris Hackney
                                         --------------------------------------
                                         Its: Chairman

                                      PENNSYLVANIA STEEL FOUNDRY &
                                      MACHINE COMPANY

                                      By:  /s/ T. Morris Hackney
                                         --------------------------------------
                                         Its: Chairman

                                      CASTWELL PRODUCTS, INC.

                                      By:  /s/ T. Morris Hackney
                                         --------------------------------------
                                         Its: Chairman

                                    TEXAS STEEL CORPORATION
                                    (formerly named TSC Acquisition Corporation)

                                    By:  /s/ T. Morris Hackney
                                       -----------------------------------------
                                       Its: Chairman

                                    HTC ACQUISITION CORPORATION

                                    By:  /s/ T. Morris Hackney
                                       -----------------------------------------
                                       Its: Chairman

                                    SOUTHERN ALUMINUM CASTINGS COMPANY

                                    By:  /s/ T. Morris Hackney
                                       -----------------------------------------
                                       Its: Chairman

                                    BAC ACQUISITION CORPORATION

                                    By:  /s/ T. Morris Hackney
                                       -----------------------------------------
                                       Its: Chairman

                                    TSC TEXAS CORPORATION

                                    By:  /s/ T. Morris Hackney
                                       -----------------------------------------
                                       Its: Chairman

                                    TEXAS FOUNDRIES, LTD.
                                    By: Texas Steel Corporation
                                       Its: General Partner

                                    By:  /s/ T. Morris Hackney
                                       -----------------------------------------
                                       Its: Chairman

                                    MABRY FOUNDRY COMPANY, LTD.
                                    By: Texas Steel Corporation
                                       Its: General Partner

                                    By:  /s/ T. Morris Hackney
                                       -----------------------------------------
                                       Its: Chairman


                                    CITATION CASTINGS, INC.

                                    By:  /s/ T. Morris Hackney
                                       -----------------------------------------
                                       Its: Chairman

Agents and Banks:
                                     BD BANK, as a Bank and as
                                     the Administrative Agent

                                     By:  /s/ Richard C. Ellis
                                       -----------------------------------------
                                       Its: Vice President

                                     SOUTHTRUST BANK OF ALABAMA,
                                     NATIONAL ASSOCIATION, as a Bank
                                     and as the Collateral Agent

                                     By:  /s/   Stephen F. Vickery
                                       -----------------------------------------
                                       Its: Vice President

                                     AMSOUTH BANK

                                     By:  /s/   Harry Waugh, III
                                       -----------------------------------------
                                       Its: Vice President

                                     BRANCH BANKING AND TRUST COMPANY

                                     By:   /s/    Thatcher L. Townsend
                                       -----------------------------------------
                                       Its: Vice President

                                     NATIONAL CITY BANK, KENTUCKY

                                     By:   /s/     C. C. Tate
                                       -----------------------------------------
                                       Its: Vice President

                                     SUNTRUST BANK, ATLANTA

                                     By:  /s/   Jeffrey A. Howard
                                       -----------------------------------------
                                       Its:    Assistant Vice President

                                     and By:  /s/  F. McClellan Deaver, III
                                       -----------------------------------------
                                       Its:     Group Vice President

                                     NATIONAL BANK OF CANADA

                                     By:  /s/   William L. Benning
                                       -----------------------------------------
                                       Its: Vice President

                                     and By:  /s/  James S. Hannon
                                       -----------------------------------------
                                       Its: Vice President

                                      MERCANTILE BANK OF ST. LOUIS
                                      NATIONAL ASSOCIATION

                                      By:  /s/  Timothy W. Hassler
                                       -----------------------------------------
                                       Its: Vice President

                                      DEPOSIT GUARANTY NATIONAL BANK

                                      By:  /s/  Gregory A. Moore
                                       -----------------------------------------
                                       Gregory A. Moore
                                       Its: Vice President